PROMISSORY NOTE
                                 ---------------

THIS IS A BALLOON NOTE AND THE FINAL PAYMENT OR THE BALANCE DUE IS $1,180,000 PLUS ACCRUED INTEREST.

$1,180,000                                                    _______, ______
                                                              February 23, 2005


         FOR VALUE RECEIVED, the undersigned XRG, INC., ("Maker") promise to pay to the order of BARRON PARTNERS, LP, or its assigns (hereinafter sometimes referred to herein as "Lender" and together with any holder hereof called "Holder") at such place or to such accounts as the Holder may from time to time designate in writing, the principal sum of One Million One Hundred Eighty Thousand Dollars ($1,180,000) plus interest.

         This Note shall bear simple interest at a rate per annum of ten percent (10%). Interest shall be calculated on the basis of a 365 day year. Interest on this Note shall begin to accrue from the date set forth above. All interest is due and payable with the principal.

         All principal advanced under this Note, and accrued interest thereon, is payable within sixty (60) days from the date of this Note.

         "Event of Default", wherever used in this Note, means any one of the following events:

                  (1) failure to pay any installment of interest or the principal balance due under this Note when such installment or principal amount becomes due and payable;

                  (2) the Maker shall commence (or take any action for the purpose of commencing) any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute;

                  (3) a proceeding shall be commenced against Maker under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute and relief is ordered against it, or the proceeding is controverted but it is not dismissed within sixty (60) days after the commencement thereof; or

                  (4) Maker consents to or suffers the appointment of a receiver, trustee or custodian for any substantial part of its assets that is not vacated within thirty (30) days.

                  (5) An event of default or an acceleration of indebtedness occurs under any other obligation between Maker and Holder, including any other past or future promissory notes and the Security Agreement (as defined below).

         If an Event of Default occurs, then and in every such case, the Holders may declare the entire unpaid principal balance of this Note, together with all accrued interest, due and payable immediately by a notice in writing to the Maker.

         If an Event of Default occurs, the Holder of this Note shall be entitled to any and all of the remedies provided under New York Law. Upon declaration of acceleration by the Holder hereof, the entire principal balance plus interest accrued shall become immediately due and payable in full. The rights, powers, privileges and remedies of the Holder of this Note are cumulative.

         This Note is secured by a Security Agreement (the "Security Agreement"), encumbering all equipment, inventory, accounts receivable and general intangibles and all other assts of Maker, all proceeds thereof, whether now owned or hereafter acquired, including all additions and replacements thereof of the Maker.

         This Note may be prepaid at any time without penalty or premium at the sole option of the Maker. If after the date hereof, Maker receives additional financing of any kind whatsoever (including, without limitation, secured or unsecured borrowings of money, equity, or any combination thereof) from any source, including without limitation, from either of Holder or Ken Steel ("Steel"), in excess of $800,000 (such amount, the "Base Amount") in the aggregate, then 70% of the aggregate amount of any or all proceeds of any such financing(s) received above the Base Amount shall be applied immediately upon receipt to repay, first, accrued but unpaid interest on, and second, all or part of the principal balance of all outstanding indebtedness under (i) this Note together with any other promissory note evidencing borrowed money, owed by Maker to Holder and (ii) that certain promissory note, dated as of January 5, 2005, in the principal amount of $500,000 made by Maker to Steel, such payments to be made on a pro rata basis based on the then outstanding principal amounts of all such indebtedness referred to in such clauses (i) and (ii). For purposes hereof, any and all amounts from financings currently held in escrow (other than the financing received to date from Holder or Steel) and released to Maker on or after the date hereof shall be considered in determining the Base Amount and any excess thereof.

         If an Event of Default occurs, this Note shall bear interest at seventeen percent (17%)per annum until paid.

         In no event shall the amount of interest due or payments in the nature of interest payable hereunder exceed the maximum contract rate of interest allowed by applicable law, as amended from time to time. In the event any such payment is paid by the Maker or received by the Holder, then, upon discovery of such overcharge, the Holder shall immediately notify the Maker of such overcharge and shall refund the amount thereof to the Maker; provided, however, the Maker has the right to elect to have such overcharge applied to the reduction of principal due hereunder.

         Time is of the essence of this contract and, if an Event of Default occurs or if this Note is collected by law or through an attorney at law, or under advice therefrom, the Maker agrees to pay all costs of collection, including reasonable attorney's fees. Such attorney's fees and costs shall

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


include, but not be limited to, fees and costs incurred in all matters of collection and enforcement, construction and interpretation, before, during and after suit, trial, proceedings and appeals, including time spent and supervision of paralegal work and paralegal time, as well as appearances in and connected with any bankruptcy proceedings or creditor's reorganization or arrangement proceedings.

         No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by the Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

         The Maker, for itself, its successors and assigns, hereby (a) expressly waive presentment, demand for payment, notice of dishonor, protest, notice of non-payment or protest, and diligence in collection; (b) consent that the time of all payments or any part thereof may be extended, rearranged, renewed or postponed by the Holder hereof; (c) agree that the Holder, in order to enforce payment of this Note, shall not be required first to institute any suit or to exhaust any of its remedies against the undersigned.

         In this Note, whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be, and the singular number includes the plural. The headings used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

         This Note shall be governed by and construed under the laws of the State of New York.

         This Note may not be assigned by Maker without the prior written consent of Holder.

         This Note shall not be subject to offset or deduction for any reason. Maker will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

         Maker agrees to promptly pay and discharge all lawful taxes (including, without limitation, any Florida Documentary Stamp Tax), assessments, and governmental charges or levies imposed upon this Note at any time on or after the date hereof. This provision shall survive repayment of the obligations under, and / or cancellation of, this Note

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

         IN WITNESS WHEREOF, the undersigned has executed this Note on the day and year first above written.

                           XRG, INC., a Delaware corporation


                           By:
                           ---------------------------------------------

                           Its Authorized Officer for Purposes of Executing this Promissory Note


42967.104797
#338345 v4 - XRG / Prom. Note

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